A Business Development Company

STATEMENT OF ADDITIONAL INFORMATION

July 28, 2014

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated July 28, 2014, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at 866-650-0650, or by visiting our website at www.corporatecapitaltrust.com.

Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.

Unless otherwise noted, the terms “we,” “us,” “our” and “Corporate Capital Trust” refer to Corporate Capital Trust, Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

TABLE OF CONTENTS

	SAI Page	Location of Related Disclosure in the Prospectus
TABLE OF CONTENTS	SAI-1	109
INVESTMENT OBJECTIVE AND POLICIES	SAI-2	36, 39-42
MANAGEMENT	SAI-6	50-55
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	SAI-11	—
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-12	56-59, 90-91
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-13	—
REGULATION	SAI-13	—

INVESTMENT OBJECTIVE AND POLICIES

General

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe our flexible approach to investing allows us to take advantage of the opportunities throughout the capital structure that offer the most favorable risk/reward characteristics.

We seek to invest primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors.

Additionally, we may seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include sales of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Investment Objective

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by:

•	utilizing the strong investment expertise and sourcing networks of our Advisors and their respective affiliates;

•	being disciplined in selecting opportunities that offer favorable risk/reward characteristics and relative value;

•	investing primarily in the debt of privately owned, medium- and large-sized U.S. companies with a focus on originated transactions sourced through the networks of our Advisors;

•	focusing primarily on mature businesses which have long track records of stable cash flow and that have material equity investments from well-known owners;

•	seeking portfolio companies that we believe have strong, existing management teams with incentives that closely align their interests with the long-term performance of the business, such as through equity ownership; and

•	adhering to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring.

Characteristics of Investments

While we consider each investment opportunity independently, we generally focus on portfolio companies that share the following characteristics:

•	Size. We seek to provide capital to medium- and large-sized private companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the size of a company in which we may invest, we expect to focus on companies with EBITDAs greater than $25 million.

•	Capital Structure. Our portfolio consists primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•	Management Team. We seek to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

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•	Stage of Business Life Cycle. We seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Industry Focus. While we will consider opportunities within all industries, we seek to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•	Geography. As a business development company under the 1940 Act, we focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest.

Investment Types

We anticipate that our investment portfolio will be comprised primarily of investments in senior and subordinated debt of eligible portfolio companies, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. We may also invest in common or preferred equity of portfolio companies or hold instruments that convert into such securities.

Senior Debt

We may provide senior debt for some portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and may provide for limited principal payments in the first few years of the term. We will generally seek to obtain security interests in the assets of the portfolio company, which will serve as collateral in support of the repayment of our senior debt investments. This collateral is expected to take the form of senior priority liens on the assets of the portfolio company. Our senior debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin or spread over the London Interbank Offer Rate, or LIBOR.

Subordinated Debt

We may provide subordinated debt financing to portfolio companies. We expect the subordinated debt we invest in will generally have stated terms of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years. We expect that most of this subordinated debt will either be unsecured or collateralized by a subordinated lien on some or all of the assets of the borrower. This subordinated debt may bear interest at fixed or floating rates. In either event, we expect to structure our subordinated debt investments with relatively high interest rates that provide us with significant current interest income. In some cases we may invest in subordinated debt that, as defined by its terms, converts into equity or additional debt securities or initially defers interest payments.

Our subordinated debt investments may include equity features, such as warrants or options to buy a significant common equity ownership interest in the portfolio company. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. We will also seek to obtain registration rights in connection with these equity interests that enhance transferability.

We expect to hold many of our subordinated debt investments until maturity or repayment, but we may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of the issuer, or if there is an attractive opportunity to sell the investment in a secondary market transaction. Occasionally, we may sell some or all of our subordinated debt or equity interests in a portfolio company to a third-party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

Equity

We may acquire equity, in the form of preferred or common equity, in connection with a buyout or recapitalization of a portfolio company or an investment in its debt. With respect to equity investments, we intend to target an investment return substantially higher than our investments in senior or subordinated debt. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

Preferred equity generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred equity generally pays dividends in cash (or additional shares of preferred equity) at a defined rate, but unlike interest payments on debt securities, preferred equity dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred equity may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred equity, no dividends may be paid on the issuer’s

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common stock until all unpaid preferred equity dividends have been paid. Preferred equity may also be subject to optional or mandatory redemption provisions. Generally, common equity does not have any current income and its full value is realized, if at all, upon the sale of the business or following the portfolio company’s public offering.

Structured Products

We may also invest in structured products, which may include CDOs, CBOs, CLOs, structured notes and credit-linked notes. These investments may be structured as trusts or other types of pooled investment vehicles. They may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. CDOs, CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior loans, senior unsecured loans and subordinate corporate loans.

Loans and Loan Participations and Assignments

We may also invest in loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders or co-lenders, usually banks, lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. Interests that we acquire may take the form of an assignment, which creates a direct or co-lending relationship with the corporate borrower or a participation in the seller’s share of the loan which places us in privity with the lender, but not the borrower. However, when we act as co-lender in connection with an assignment, we would expect to have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.

For purposes of certain investment limitations pertaining to diversification and concentration of our portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where we do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between us and the borrower will be deemed issuers of a loan participation.

Temporary Investments

Pending investment in the debt of private companies, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. We expect to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

Securities Issued by Investment Companies

Our investments in securities issued by any registered investment company are restricted by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might indirectly subject our shareholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

Other Terms

Our Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating “put” rights and “call protection” into the investment structure where possible; and

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•	negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, we may seek, but are not required, to impose significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or redemption premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisors. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting, and tax records, and to make frequent financial reporting available to the lender.

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

General

It is not our policy to engage in transactions with the objective of seeking profits from short-term trading. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

Compliance with any policy or limitation on us that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. This policy will not be violated if these limitations are exceeded because of changes in the market value of portfolio companies. Except as required by the 1940 Act, our articles of incorporation, or the Code, or as otherwise provided in the prospectus or this SAI, all of our investment policies may be changed by the board of directors without shareholder approval.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments

Opportunities for co-investments may arise when our Advisors or their respective affiliates become aware of investment opportunities that may be appropriate for us and our affiliates’ other clients. As a business development company, we generally are not permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions, absent an exemptive order from the SEC. On May 21, 2013, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. To the extent that co-investments are outside the scope of the exemptive order, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, which could limit the types of investments that we may make. See “Risk Factors-Risks related to our Advisors and their respective affiliates” in the prospectus. We currently do not, nor do we currently intend to, invest in or hold securities of companies that were, prior to our original investment, controlled by affiliates of our Advisors.

Pursuant to the exemptive relief from the SEC, investment opportunities that are presented to an affiliate’s other client may be referred to us and vice versa. For each such referral, our Advisors will independently analyze and evaluate whether the co-investment transaction is appropriate for us. In addition, in accordance with the exemptive relief from the SEC, co-investment transactions that are recommended and approved by KKR will generally be subject to the review and approval by CNL as well as a committee consisting of the three independent directors on our board of directors, which we refer to in this SAI as the independent director committee. See “Regulation.” For each type of co-investment transaction, we will apply a specific protocol, which will be approved by our independent director committee and be designed to ensure the fairness to us of the specific type of co-investment transaction. However, neither we nor any affiliates’ other client will be obligated to invest or co-invest when investment opportunities are referred to us or them.

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MANAGEMENT

Board of Directors

Our board of directors consists of five members, three of whom are not “interested persons” as defined within the 1940 Act, which means that they are not affiliated with either us or our Advisors. Any director may resign at any time and may be removed only for cause, as defined in our articles of incorporation, and then only upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence, or other incapacity of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Information regarding our board of directors is set forth below. Unless otherwise noted, the address for each director is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, FL 32801.

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
Interested Directors

Thomas K. Sittema, 55	Director (Class 2) and Chairman of the Board	Appointed June 2010	Chief Executive Officer, CNL Financial Group, Inc. 1/2011-Present; Director, 6/2010-Present, and Investment Committee Member, 6/2011-Present, of CNL Fund Advisors Company; Chief Executive Officer, CNL Real Estate Group, Inc., 10/2009—present; Managing Director, Bank of America Merrill Lynch, 1994 -10/2009	Director and Vice Chairman, CNL Lifestyle Properties, Inc.; Director and Vice Chairman, CNL Healthcare Properties, Inc.; Director, World Serve Ministries, Dallas TX; Director, Crescent Resources, LLC

Erik A. Falk, 44	Director (Class 3)	Appointed December 2012	Co-Head of KKR & Co.’s Leveraged Credit Team, 9/2008-present; member of Portfolio Management Committee of KKR, 2008-present	Director, Loan Syndications and Trading Association

Independent Directors

Frederick Arnold, 60	Director (Class 2)	Appointed January 2011	Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009-1/2011	Director, Lehman Commercial Paper Inc.; Director, Lehman Brothers Holdings Inc.; Director, CIFC Corp.

James H. Kropp, 65	Director (Class 3)	Appointed January 2011	Chief Investment Officer, SLKW Investments LLC, successor to i3 Funds, LLC, 12/2008-present; Manager, Microproperties LLC, 2011-present; Interim Chief Financial Officer, TaxEase, LLC, 2/2009-2/2012	Director, Chairman of the Compensation Committee, Member of the Nominating/ Corporate Governance Committee, PS Business Parks, Inc., Glendale CA; Independent Trustee, Chairman of the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, The CNL Funds (a registered investment company); Trustee and Chairman of Audit Committee, American Homes 4 Rent

Kenneth C. Wright, 57	Director (Class 1)	Appointed January 2011	Partner, Baker & Hostetler LLP, 1990-present	Director, Florida Opportunity Fund, Winter Park FL

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Committee service by our Directors is as follows:

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
Audit Committee, Nominating and Governance Committee, Independent Director Committee

Frederick Arnold, 60	Director (Class 2)	Appointed January 2011	Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009-1/2011	Director, Lehman Commercial Paper Inc.; Director, Lehman Brothers Holdings Inc.; Director, CIFC Corp.

James H. Kropp, 65	Director (Class 3)	Appointed January 2011	Chief Investment Officer, SLKW Investments LLC, successor to i3 Funds, LLC, 12/2008-present; Manager, Microproperties LLC, 2011-present; Interim Chief Financial Officer, TaxEase, LLC, 2/2009-2/2012; Senior Vice President of Investments, Gazit Group USA, Inc., 1/2006-12/2008.	Director, Chairman of the Compensation Committee, Member of the Nominating/Corporate Governance Committee, PS Business Parks, Inc., Glendale CA; Independent Trustee, Chairman of the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, The CNL Funds (a registered investment company); Trustee and Chairman of Audit Committee, American Homes 4 Rent

Kenneth C. Wright, 57	Director (Class 1)	Appointed January 2011	Partner, Baker & Hostetler LLP, 1990-present	Director, Florida Opportunity Fund, Winter Park FL

Directors’ beneficial interest in us is as follows:

Name of Director	Dollar Range of Equity Securities Owned in Company (1)
Interested Directors:
Thomas K. Sittema	Over $100,000
Erik A. Falk	none
Independent Directors:
Frederick Arnold	none
James H. Kropp	none
Kenneth C. Wright	none

(1)	As of June 30, 2014.

Independent director ownership interest in our Advisors, Managing Dealer or a control person of these entities is as follows:

Name of Director	Name of Owner and Relationship to Director	Company	Title of Class	Value of Security	Percent of Class (1)
Frederick Arnold	Frederick Arnold (self)	None
James H. Kropp	James H. Kropp (self)	None
Kenneth C. Wright	Kenneth C. Wright (self)	None

(1)	As of most recently completed calendar year, December 31, 2013.

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We will also reimburse each of the independent directors for reasonable out-of-pocket expenses incurred in connection with attending meetings of our board of directors and board committees. The table below sets forth the compensation received by each director from us for the fiscal year ended December 31, 2013.

Name of Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Interested Directors:
Thomas K. Sittema	—	—	—	—	—	—	—
Erik A. Falk	—	—	—	—	—	—	—
Independent Directors:
Frederick Arnold	$96,500	—	—	—	—	—	$96,500
Kenneth C. Wright	$96,500	—	—	—	—	—	$96,500
James H. Kropp	$106,500	—	—	—	—	—	$106,500

Our Executive Officers

The following persons serve as our executive officers in the following capacities. Unless otherwise noted, the address for each executive officer is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, FL 32801.

Name, Address and Age of Officer	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Officer
Andrew A. Hyltin, 55	Chief Executive Officer	Appointed June 2010

President, CNL Private Equity Corp.

from 2005—present and its Chief Investment Officer from 2004—present; Chief Executive Officer from 2010—present, President from 2009—2012; and Investment Committee Member from 6/2011 of CNL Fund Advisors Company; President, The CNL Funds (mutual fund) from 4/2009—3/2010.

Chairman, Florida Opportunity Fund (non-profit)

Steven D. Shackelford, 50	President	Appointed January 2013	President from 1/2013 - present and Investment Committee Member from 1/2013—present of CNL Fund Advisors Company; Chief Financial Officer from 12/2008—3/2013, and Executive Vice President from 4/2013—4/2014 of CNL Growth Properties, Inc.; Chief Financial Officer from 3/2009 -3/2013, and Executive Vice President from 4/2013—4/2014 of Global Income Trust, Inc.; Chief Financial Officer and Chief Operating Officer of CNL Management Corp. f/k/a CNL Real Estate Advisors Company from 3/2007-10/2009.

Paul S. Saint-Pierre, 60	Secretary, Treasurer & Chief Financial Officer	Appointed June 2010	Group Chief Financial Officer, CNL Financial Group Investment Management, LLC from 1/2014 – present; Senior Vice President of Finance, Alternative Investments, CNL Financial Group Investment Management, LLC from 2011 – 1/2014; Senior Vice President and Chief Financial Officer, CNL Fund Advisors Company (registered investment adviser) from 1/2007—present; Treasurer, The CNL Funds (mutual fund), from 1/2007—3/2010.

Kirk A. Montgomery, 58	Chief Compliance Officer, General Counsel, and Senior Vice President	Appointed July 2013	Head of Regulatory Affairs, CNL Financial Group Investment Management, LLC from 3/2013—present; General Counsel, CNL Capital Markets Corp. from 3/2013 – present; Chief Legal Officer, Wells Real Estate Funds, Inc. from 10/2002 – 3/2013.

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CNL – Additional public information about CNL, as disclosed on Form ADV Part 1, may be viewed on the internet at www.adviserinfo.sec.gov under the name of CNL Fund Advisors Company.

KKR – Additional public information about KKR, as disclosed on Form ADV Part 1, may be viewed on the internet at www.adviserinfo.sec.gov under the name of KKR Asset Management.

Conflicts of Interest

The Advisors and certain of their respective affiliates will experience conflicts of interest in connection with the management of our business affairs, including, but not limited to the following:

•	Mr. Wright, one of our Independent Directors, is also a director of the Florida Opportunity Fund, a non-profit organization for which Mr. Andrew Hyltin, our chief executive officer, also serves as chairman of the board. In addition, Mr. Hyltin is the Chief Executive Officer of our Adviser, CNL Fund Advisors Company. Both individuals have served on the board of the Florida Opportunity Fund since its inception in November 2007.

•	The respective members, directors, officers and other personnel of the Advisors allocate their time between advising us and managing other investment and business activities in which they may be involved. The Advisors intend to devote such time as shall be necessary to conduct our business affairs in an appropriate manner. However, our Advisors will continue to devote the time, resources and other services necessary to managing their other investment and business activities and the Advisors are not precluded from conducting activities unrelated to our business affairs.

•	We may compete with certain affiliates of each of CNL and KKR for investments, subjecting such advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf. The Advisors will receive advisory and other fees from the other respective entities they manage. Because of the fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities’ investment accounts for any given transaction and the Advisors may have an incentive to favor entities from which they receive higher fees. Our Advisors intend to allocate such investment opportunities in a manner that they deem appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by our Advisors. The outcome of this determination may result in the allocation of all, some or none of an investment opportunity to us. In addition, subject to applicable law, affiliates of our Advisors may invest in one of our portfolio companies and hold a different class of securities than us. To the extent that an affiliate of our Advisors holds a different class of securities than us, our interests may not be aligned. Notwithstanding the foregoing, our Advisors will act in our best interest in accordance with their fiduciary duties to us.

•	The compensation payable by us to our Advisors will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our shareholders.

•	KKR and its affiliates may provide a broad range of financial services to companies in which we invest, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of KKR may act as underwriter or placement agent in connection with an offering of securities by one of our portfolio companies. The Advisors have agreed that any compensation payable to KKR, CNL or any of their respective affiliates, that is attributable to our investment in any portfolio company and is in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in the exemptive relief granted to the Advisors or us by the SEC, shall, to the extent of such excess, be delivered promptly to us. KKR and CNL may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief we may receive or have received from the SEC, we and other clients for which our Advisors provide investment management services or carry on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients, including in the case of financial distress of the investment entity.

•	Our Advisors and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though their investment objectives may be similar to ours.

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•	To the extent not restricted by confidentiality requirements or applicable law, our Advisors may apply experience and information gained in providing services to our portfolio companies in providing services to competing companies invested in by our affiliates’ other clients.

•	Our Advisors and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Advisors. For example, our Advisors may invest, on behalf of an affiliated fund, in a company that is a competitor of one of our portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of our portfolio companies. Our Advisors will provide advice and recommendations to any such companies without regard to our interests. In addition, our Advisors’ ability to effectively implement our investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict our Advisors’ ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of KKR, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of KKR have no obligation to make their originated investment opportunities available to us.

•	As a business development company, we are limited in our ability to invest in any portfolio company in which an affiliates’ other client has an investment. We are also limited in our ability to co-invest in a portfolio company with our Advisors or one or more of their respective affiliates. Some of these co-investments are only permitted pursuant to the exemptive order from the SEC.

•	The nature of our Advisors’ businesses and the participation by persons associated with the Advisors in creditors’ committees, steering committees, or boards of directors of portfolio companies, may result in our Advisors receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. The possession of “inside information” or “insider” status with respect to a portfolio company or potential portfolio company by our Advisors or their personnel may restrict our Advisors’ ability to enter into or exit from potentially profitable investments, which could have an adverse effect on our results of operations.

•	We depend to a significant extent on our Advisors’ access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of our Advisors source, evaluate, analyze and monitor our investments. Our future success will depend on the continued service of the senior management and investment professionals of our Advisors.

•	Our Advisors may in the future develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services by an Advisor may relate to transactions that could give rise to investment opportunities that are suitable for us. In that case, the Advisor’s client would typically require the Advisor to act exclusively on its behalf, thereby precluding us from participating in such investment opportunities. Our Advisors would not be obligated to decline any such engagements in order to make an investment opportunity available to us. In addition, our Advisors may come into the possession of information through these new businesses that limits our ability to engage in potential transactions.

•	The 1940 Act limits our ability to invest in, or hold securities of, companies that are controlled by funds managed by either of our Advisors. Any such investments could create conflicts of interest between us and our Advisors. Our Advisors may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Advisors’ advisory clients could exist or develop. In addition, to the extent that another client of our Advisors holds a different class of securities than us, the interest of such client and our interest may not be aligned. As a result of these conflicts and restrictions, our Advisors may be unable to implement our investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forgo any future positive returns associated with such investments.

•	Certain other Advisor client accounts or proprietary accounts may have investment objectives, programs, strategies and positions that are similar to, or may conflict with, our investment objectives, programs, strategies and positions, or may compete with, or have interests adverse to, us. This type of conflict could affect the prices and availability of the securities or interests in which we invest. An Advisor may give advice or take action with respect to the investments held by, and transactions of, the Advisor’s other client accounts or proprietary accounts that may be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to our investments and transactions. Such different advice and/or inconsistent actions may be due to a variety of reasons, including, without limitation, the differences between our investment objective, program, strategy and tax treatment and those of such other client accounts or proprietary accounts or the regulatory status of such other client accounts and any related restrictions or obligations imposed on the Advisor as a fiduciary thereof. Such advice and actions may adversely impact us.

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•	Because our Managing Dealer is an affiliate of CNL, its due diligence review and investigation of us and this SAI cannot be considered to be an independent review.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the date of this SAI. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by our transfer agent and other information provided by such persons, if available.

Name	Number	Percentage of current ownership (2)	Percentage assuming maximum amount is purchased (2)
Beneficial Owners of More Than 5%: (1)(2)	—	—	—
Directors and Executive Officers: (1)
Interested Directors:
Thomas K. Sittema	10,763	*	*
Erik A. Falk	—
Independent Directors:
Kenneth C. Wright	—
Frederick Arnold	—
James H. Kropp	—
Executive Officers:
Andrew A. Hyltin	21,868	*	*
Steven D. Shackelford	15,156	*	*
Paul S. Saint-Pierre	1,765	*	*
Kirk Montgomery	—	*	*

All directors and officers as a group (9 persons)	59,552	*	*

*	Less than one percent.
(1)	The address of each beneficial owner is c/o CORPORATE CAPITAL TRUST, INC., 450 S. Orange Avenue, Orlando, Florida 32801. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 176,261,546 shares issued and outstanding as of June 30, 2014.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Investment Advisory Services

We have entered into an Investment Advisory Agreement with CNL pursuant to which CNL will provide investment advisory services to us. CNL, and us to a limited extent, have entered into a Sub-Advisory Agreement with KKR pursuant to which KKR will assist CNL and provide investment advisory services to us. We pay CNL a management fee under the Investment Advisory Agreement consisting of a management fee and an incentive fee. Under the Sub-Advisory Agreement, CNL pays KKR 50% of the fees that it receives under the Investment Advisory Agreement. See “Advisors Fees.” We also reimburse CNL and KKR for various expenses they incur in providing these services and performing their obligations under the agreements.

Administrative Services Agreement

We have entered into an Administrative Services Agreement with CNL whereby CNL will perform or oversee the performance of various administrative services that we require as well as personnel and facilities necessary for our business and these services. For providing these services, facilities and personnel, we will reimburse CNL for administrative expenses it incurs in performing its obligations. However, such reimbursement will be made at an amount equal to the lower of CNL’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. We will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

CNL, serving as Administrator, has entered into an agreement with CNL Capital Markets Corp., an affiliate, to (a) provide certain transfer agency oversight services, including amending an existing transfer agency agreement with a duly registered transfer agent to add us as a party to the transfer agency agreement, (b) respond to administrative calls from broker-dealers, financial advisors and investors, (c) provide shareholder communication services, and (d) perform other administrative services related to the purchase, ownership and transfer of our shares. The agreement between CNL and CNL Capital Markets Corp. is subject to annual review and renewal. CNL, serving as Administrator, has entered into a sub-administration agreement with State Street Bank and Trust Company to provide certain fund administration services including treasury services, legal support services, and tax support services.

Offering and Organizational Costs

The terms of the Investment Advisory Agreement entitle CNL (and indirectly KKR) to receive up to 5% of gross proceeds in connection with the offering as reimbursement for organization and offering expenses incurred by the Advisors on our behalf. The Advisors waived our requirement to reimburse them for organization and offering expenses for the period from June 17, 2011 through January 31, 2012. The waiver of the reimbursement requirements did not reduce the amount of organization and offering expenses incurred by the Advisors that are eligible for reimbursement in future periods. Beginning February 1, 2012, we implemented an expense reimbursement rate equal to 0.75% of gross offering proceeds to initiate the reimbursement of organization and offering expenses incurred by the Advisors. The reimbursement rate was increased to 1.0% of gross offering proceeds on March 1, 2013.

Through the completion of the initial offering, the Advisors have been reimbursed in the amounts of $0.90 million for organization expenses and $10.84 million for offering expenses. There are no remaining unreimbursed organization and offering expenses from the initial offering of 150 million in shares of common stock. The final reimbursement rate was 0.8% of gross offering proceeds from the initial offering. As of June 30, 2014, the Advisors have been reimbursed in the amounts of $3.63 million for offering expenses from the offering of 209 million in shares of common stock, including any payable balances for reimbursement of offering expenses. As of June 30, 2014, the Advisors carried a balance of approximately $0.56 million for expenses incurred on behalf of us in connection with this offering, net of (i) incremental offering expenses incurred by the Advisors on behalf us and (ii) our reimbursement payments to the Advisors and any payable balances for reimbursement of offering expenses.

We will continue to reimburse the Advisors for offering expenses in connection with the offering only to the extent that the reimbursement payments would not cause the total organization and offering expenses borne by us to exceed 5% of the aggregate gross proceeds from this Offering. The Advisors continue to be responsible for the payment of our offering expenses to the extent they exceed 5% of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us.

Officers

In connection with its services, CNL has also agreed to provide us with personnel to serve as our appointed executive officers. These individuals consist of our chief executive officer, chief financial officer, senior vice president, general counsel, and chief compliance officer, all of whom are executives of CNL and its affiliates. We do not pay any compensation to any of our executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided by our chief compliance officer, general counsel and chief financial officer.

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Initial Capital Contribution from Advisors

Pursuant to a private placement prior to the commencement of this Offering, CNL and KKR contributed an aggregate of $200,000.00 to purchase 22,222.22 shares of our common stock at $9.00 per share.

Managing Dealer Expenses

Our Managing Dealer is an affiliate of CNL. Our Managing Dealer will be entitled to receive selling commissions of up to 7% of the gross proceeds of shares sold in the offering and a marketing support fee of up to 3% of the gross offering proceeds of shares sold in the offering. Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares and, in connection therewith, re-allow all or a portion of such fees to participating broker-dealers. In addition, although our Managing Dealer examines the information in the prospectus for accuracy and completeness, due to its affiliation with CNL, no independent review of us will be made in connection with the distribution of our shares in this offering.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by our board of directors, KKR is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisors do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, considering the full range of a broker or dealer’s services, including: (i) competitiveness of price (including the applicable brokerage commission or dealer spread), (ii) promptness of execution and past history in executing orders, (iii) clearance and settlement capabilities, (iv) research capabilities, (v) access to markets and distribution network, and (vi) trade error rate and ability or willingness to correct errors. While our Advisors will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisors may select a broker based partly upon brokerage, research, or other services provided by such broker to our Advisors. In return for such services, we may pay a higher commission than other brokers would charge if our Advisors determine in good faith that such commission is reasonable in relation to the services provided. In addition, KKR is affiliated with entities that act as broker-dealers that may from time to time be involved in the private placement of debt or equity securities issued by our portfolio companies or in arranging financing for our portfolio companies. The Advisors have agreed that any compensation payable to KKR, CNL or any of their respective affiliates, that is attributable to our investment in any portfolio company and is in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Advisors or us by the SEC, shall, to the extent of such excess, be delivered promptly to us.

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. A business development company is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. Business development companies make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. Business development companies are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. Business development companies can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a business development company’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities.

We are generally unable to issue and sell our common stock at a price below net asset value per share. See “Risk Factors— Risks related to business development companies. Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the risks associated with leverage” in the prospectus. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors

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determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing shareholders, in payment of dividends, and in certain other limited circumstances.

As a business development company, we are generally not permitted to invest in any portfolio company in which our Advisors or any of their affiliates currently have an investment or to make any co-investments with our Advisors or any of their affiliates without an exemptive order from the SEC. We may, however, invest alongside our Advisors and their affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that neither of our Advisors, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside our Advisors’ respective other clients as otherwise permissible under regulatory guidance, applicable regulations and our Advisors’ allocation policies. On May 21, 2013, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. We currently do not, nor do we currently intend to, invest in or hold securities of companies that were, prior to our original investment, controlled by affiliates of our Advisors.

Business Development Company Regulation: Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which we refer to in this SAI as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As discussed in greater detail below, the 1940 Act defines qualifying assets as principally including certain investments by a business development company in eligible portfolio companies. An eligible portfolio company is defined under the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a business development company, either alone or as part of a group acting together, and the business development company has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to our proposed business, the principal categories of qualifying assets under the 1940 Act are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described in the first four items described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

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In addition, a business development company must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or make available to the issuer of the securities significant managerial assistance without the issuer having to request such assistance. Where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance includes any arrangement whereby the business development company, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of our total assets are qualifying assets. Typically, we intend to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as we, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We expect that CNL will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks related to business development companies —Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the risks associated with leverage” in the prospectus.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to this code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is included as an exhibit to our registration statement for this offering. A copy of our code of ethics is also available on our website: www.corporatecapitaltrust.com. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Compliance Policies and Procedures

We and our Advisors have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering our compliance policies and procedures and each the chief compliance officer of each of our Advisors is responsible for administering the compliance policies and procedures for such advisor.

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Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility for investments we own to KKR. KKR will vote proxies according to our proxy voting policies and procedures which are set forth below. These guidelines are reviewed periodically by the Advisors as well as our board of directors, and, accordingly, are subject to change.

As an investment adviser registered under the 1940 Act, KKR has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of KKR are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

Proxy Policies

KKR will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of our shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although KKR will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of KKR are made by its portfolio managers and investment professionals under the supervision of KKR’s legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of KKR’s legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how KKR intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the chief compliance officer designate an individual or group who can impartially help decide how to resolve such conflict.

Proxy Voting Records

You may obtain information, without charge, regarding how KKR voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, Florida 32801.

Securities Exchange Act and Sarbanes-Oxley Act

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and its regulations. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, under our articles of incorporation, we are prohibited from indemnifying our directors, officers, employees, controlling persons or agents against losses that result from their negligence or misconduct, and, in the case of our Independent Directors, their gross negligence or willful misconduct.

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